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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement to register Capital Securities of M&I Capital Trust A of our report dated January 31, 1997, included in the Marshall & Ilsley Corporation and subsidiaries' Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in such registration statement.



Milwaukee, Wisconsin                         ARTHUR ANDERSEN LLP
March 3, 1997